UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2006

CHEMOKINE THERAPEUTICS CORP.

(Exact name of registrant as specified in charter)

Delaware	333-117858	33-0921251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6190 Agronomy Road, Suite 405 Vancouver, British Columbia	V6T 1Z3
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 822-0301

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

On May 2, 2006, Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announced that it has started patient dosing in a phase Ib/II clinical trial using CTCE-9908, the Company’s lead anti-cancer product. The start of this trial is an important milestone for the Company as it will be the first investigation of CTCE-9908’s safety and ability to reduce the spread of cancer in humans after several doses.

ITEM 9.01. Financial Statements and Exhibits.

a.

Not applicable.

b.

Not applicable.

c.

Exhibits.

Exhibit Number	Description of Exhibit
99.1

On May 2, 2006, Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announced that it has started patient dosing in a phase Ib/II clinical trial using CTCE-9908, the Company’s lead anti-cancer product. The start of this trial is an important milestone for the Company as it will be the first investigation of CTCE-9908’s safety and ability to reduce the spread of cancer in humans after several doses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2006	Chemokine Therapeutics Corp., a Delaware corporation By: /s/ David Karp David Karp Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1

On May 2, 2006, Chemokine Therapeutics Corp. (“the Registrant”) issued a press release announced that it has started patient dosing in a phase Ib/II clinical trial using CTCE-9908, the Company’s lead anti-cancer product. The start of this trial is an important milestone for the Company as it will be the first investigation of CTCE-9908’s safety and ability to reduce the spread of cancer in humans after several doses.

TSX: CTI & OTCBB: CHKT

CHEMOKINE THERAPEUTICS ACHIEVES CRITICAL MILESTONE WITH THE START OF A PHASE Ib/II HUMAN CLINICAL TRIAL IN CANCER

Vancouver, BC (May 2, 2006) – Chemokine Therapeutics Corp. (the Company) (TSX: CTI; OTCBB: CHKT), a biotechnology company developing drugs in the field of chemokines, today announced that it has started patient dosing in a phase Ib/II clinical trial using CTCE-9908, the Company’s lead anti-cancer product. The start of this trial is an important milestone for the Company as it will be the first investigation of
CTCE-9908’s safety and ability to reduce the spread of cancer in humans after several doses.  A previously completed phase I clinical trial demonstrated CTCE-9908 to be safe and well tolerated by study subjects after a single dose. The new phase Ib/II clinical trial will involve testing the drug in up to 30 patients with late stage cancers to evaluate safety and preliminary efficacy. The trial will study CTCE-9908 in patients with some of the most common cancers such as breast, lung, prostate, and ovarian.

“Chemokines are an exciting new area of drug therapy,” said Dr. Hassan Salari, President and CEO of Chemokine Therapeutics. “This trial is our first opportunity to show safety and early efficacy of CTCE-9908 in a repeat dose setting, an important clinical step that has real potential to add value to our programs and shareholders.” Chemokine expects to expand its CTCE-9908 clinical program with the filing of an IND to the FDA.

About CTCE-9908

In preclinical studies, CTCE-9908 has been shown to reduce cancer metastases by 50-70% and to have demonstrated early evidence of potential anti-angiogenic properties.  CTCE-9908 is designed to block the receptors to which the chemokine SDF-1 binds. SDF-1 (Stromal Cell Derived Factor 1) is believed to activate the receptor CXCR4 which has been implicated in cancer growth and metastasis. These receptors are present on most human tumors cells, including lung, breast, prostate, colon, ovarian, bone, brain, and skin cancer.  Leading cancer researchers have demonstrated that a high level of CXCR4 expression in cancer cells is correlated to tumor progression, high metastasis rate and low patient survival rate.

About Chemokine Therapeutics Corp. (TSX: CTI, OTCBB: CHKT)

Chemokine Therapeutics is a product-focused biotechnology company developing drugs that harness the therapeutic potential of stem cells through chemokine pathways. Chemokines are a class of proteins which signal biological responses from stem cells that play a critical role in the growth, differentiation and maturation of cells necessary for fighting infection, as well as tissue repair and regeneration.   Stem cells are the master primitive cells that give rise to all of the cells and organs in the body. Chemokines are one of the major mediators of stem cell activity including stem cell growth, differentiation and maturation. Chemokine Therapeutics is a leader in research in this field. The Company has five products with two lead product candidates in clinical trials; CTCE-0214, for enhancing the immune system, and CTCE-9908, to prevent the spread of cancer and its continued growth. For more information, please visit its website at www.chemokine.net.

Safe Harbor Statement under the U. S. Private Securities Litigation Reform Act of 1995:  Statements in this document regarding managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements that involve risks and uncertainties, which may cause actual results to differ materially from the statements made.  For this purpose, any statements that are contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, the words "believes", "anticipates", "plans", "intends", "will", "should", "expects", "projects", and similar expressions are intended to identify forward-looking statements. You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause actual results, future circumstances, or events to differ materially from those projected in the forward-looking statements. These risks include, but are not limited to, those associated with the success of research and development programs, the regulatory approval process, competition, securing and maintaining corporate alliances, market acceptance of the Company's products, the availability of government and insurance reimbursements for the Company's products, the strength of intellectual property, financing capability, the potential dilutive effects of any financing, reliance on subcontractors and key personnel and other risks detailed from time-to-time in the Company's public disclosure documents and other filings with the U.S. Securities and Exchange Commission and Canadian securities regulatory authorities.  Forward-looking statements are made as of the date hereof, and the Company disclaims any intention and has no obligation or responsibility, except as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

For further information contact:

Corporate Contact:

Frederica Bell

Director, Investor Relations

Chemokine Therapeutics Corp.

(604)827-3131

fbell@chemokine.net

or

Dodi Handy

President & CEO

Elite Financial Communications Group

(407)585-1080

chkt@efcg.net